UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/30/2007

VONAGE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32887

Delaware	11-3547680
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

23 Main Street
Holmdel, NJ 07733
(Address of principal executive offices, including zip code)

(732) 528-2600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2007, Betsy S. Atkins notified Vonage Holdings Corp. (the "Company") that she was resigning from the Board of Directors of the Company, effective as of March 30, 2007. Ms. Atkins' decision to resign was not the result of any disagreement with the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: April 05, 2007	By:	/s/ Sharon A. O'Leary
Sharon A. O'Leary
Executive Vice President, Chief Legal Officer and Secretary